UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2004

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as Specified in Charter)

North Dakota	0-14851	45-0311232

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street, Minot ND 58701

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (701) 837-4738

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
Exhibit Index
Underwriting Agreement
Opinion of Pringle & Herigstad
Press Release dated April 22, 2004

Item 5. Other Events and Regulation FD Disclosure.

     On April 21, 2004, Investors Real Estate Trust (“IRET”), entered into an underwriting agreement (the “Underwriting Agreement,” a copy of which is attached hereto as Exhibit 1.1) with D.A. Davidson & Co., as representative of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which it agreed to sell to the Underwriters an aggregate of 1,000,000 of its 8.25% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, no par value (the “Series A Preferred Shares”). IRET also granted the Underwriters an option to purchase up to 150,000 additional Series A Preferred Shares to cover over-allotments. The Underwriters have notified IRET that they will exercise the over-allotment option. IRET intends to contribute the proceeds from this offering of $27,671,875 (including the proceeds received from Series A Preferred Shares issued pursuant to the over-allotment option) after underwriting commissions of $0.9375 per share, less estimated expenses of $345,000, to its operating partnership, IRET PROPERTIES, a North Dakota Limited Partnership, to use for the acquisition, development, renovation, expansion or improvement of income-producing real estate properties. Closing of the offering of the Series A Preferred Shares pursuant to the Underwriting Agreement is subject to customary closing conditions.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

     The following exhibits are filed as part of this Current Report on Form 8-K.

Item No.	Description
1.1	Underwriting Agreement among Investors Real Estate Trust, D.A. Davidson & Co. and the several underwriters named in Schedule I thereto, dated April 21, 2004 (filed herewith).

3.1	Articles Supplementary to the Articles of Amendment and Third Restated Declaration of Trust of IRET classifying and designating IRET’s 8.25% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest (incorporated herein by reference to Exhibit 3.2 of IRET’s Form 8-A, filed with the filed with the Securities and Exchange Commission on April 22, 2004).

4.1	Form of 8.25% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest (incorporated herein by reference to Exhibit 4.1 of IRET’s Form 8-A, filed with the filed with the Securities and Exchange Commission on April 22, 2004).

5.1	Opinion of Pringle & Herigstad regarding the legality of the 8.25% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest (filed herewith).

99.1	Press Release dated April 22, 2004 (filed herewith).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Dated: April 22, 2004	/s/ Michael A. Bosh

By: Michael A. Bosh
Its: Secretary and General Counsel

Exhibit Index

Item No.	Description
1.1	Underwriting Agreement among Investors Real Estate Trust, D.A. Davidson & Co. and the several underwriters named in Schedule I thereto, dated April 21, 2004 (filed herewith).

5.1	Opinion of Pringle & Herigstad regarding the legality of the 8.25% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest.

99.1	Press Release dated April 22, 2004.